Exhibit 99.3 Seres Therapeutics Investor Presentation September 12, 2024

Disclaimers Forward Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication that do not relate to matters of historical fact should be considered forward-looking statements, including statements about the potential benefits of any of our products or product candidates; the ultimate safety and efficacy data of SER-155; study results; plans to seek FDA feedback; clinical data and clinical trials; our intentions related to the development of SER-155; our intention to seek Breakthrough Therapy Designation; the ability of live biotherapeutics to prevent or reduce infections; or the timing of any of the foregoing; the financial terms, timing and completion of the sale of VOWST assets to SPN; the receipt of future payments and the use of proceeds of the transaction; the timing and results of our clinical studies and data readouts; future product candidates, development plans and commercial opportunities; operating plans and our future cash runway; our ability to generate additional capital; our planned strategic focus; anticipated timing of any of the foregoing and other statements which are not historical fact. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: (1) we have incurred significant losses, are not currently profitable and may never become profitable; (2) our need for additional funding; (3) our history of operating losses; (4) the restrictions in our debt agreement; (5) our novel approach to therapeutic intervention; (6) our reliance on third parties to conduct our clinical trials and manufacture our product candidates; (7) the competition we will face; (8) risks associated with our clinical trials; (9) whether the FDA grants Breakthrough Therapy Designation; (10) our ability to protect our intellectual property; (11) our ability to retain key personnel and to manage our growth; and (12) risks related to the proposed transaction under the Purchase Agreement with SPN for the sale of the VOWST business to SPN. These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the SEC, on August 13, 2024, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this communication. Any such forward-looking statements represent management’s estimates as of the date of this communication. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this communication. Seres Therapeutics, Inc. © 2024 2 2

Disclaimers Important Information About the Transaction and Where to Find it In connection with the proposed transaction involving Seres Therapeutics, Inc. (“Seres”) and Société des Produits Nestlé S.A. (“SPN”), Seres filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”). Seres may also file other relevant material with the SEC regarding the proposed transaction. Beginning on August 26, 2024, Seres mailed the definitive proxy statement to its stockholders. INVESTORS AND STOCKHOLDERS OF SERES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT SERES AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Seres with the SEC at the SEC’s website at www.sec.gov or from Seres at its website at ir.serestherapeutics.com. Participants in the Solicitation Seres and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Seres’ stockholders in connection with the proposed transaction is set forth in Seres’ definitive proxy statement for its stockholder meeting, which was filed with the SEC on August 26, 2024, at which the proposed transaction will be submitted for approval by Seres’ stockholders. You may also find additional information about Seres’ directors and executive officers in Seres’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on March 5, 2024, Seres’ Definitive Proxy Statement for its 2024 annual meeting of stockholders, which was filed with the SEC on March 5, 2024, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Seres Therapeutics, Inc. © 2024 3 3

September 2024: SER-155 Phase 1b placebo-controlled Cohort 2 study results in allo-HSCT • Phase 1b study in adults undergoing allogeneic hematopoietic stem cell transplant (allo-HSCT) to assess SER-155 safety and pharmacology, with additional endpoints such as incidence of bacterial bloodstream infections and related medical consequences such as antibiotic use and febrile neutropenia • Demonstrated generally well tolerated safety profile and confirmed drug bacteria strain engraftment • SER-155 administration associated with following outcomes compared to placebo at day 100 post-HSCT: Significant reduction Significant reduction Lower incidence of in bacterial in systemic antibiotic febrile neutropenia bloodstream infections exposure • Company to seek Breakthrough Therapy designation from the FDA given the high unmet medical need associated with bloodstream infections Results support Seres’ strategy to develop SER-155 and other live biotherapeutics to prevent serious bacterial infections in medically vulnerable patient populations Seres Therapeutics, Inc. © 2024 4

# Transforming patient outcomes using proprietary consortia of live biotherapeutics

### Strong foundation

- Validated platform with VOWST® clinical and regulatory success
- Asset sale strengthens balance sheet, expected to extend runway into Q4 '25
- Wholly-owned cultivated pipeline: SER-155, SER-147, beyond

### Favorable Phase 1b clinical data in SER-155 allo-HSCT

- Well tolerated safety profile; no treatment-related SAEs
- Drug bacteria engraftment as expected
- Significant reduction in bloodstream infections and systemic antibacterial exposure
- Lower incidence of febrile neutropenia

### Blockbuster opportunity

- Accelerate SER-155 development in allo-HSCT
- Potential to initiate multiple clinical studies in the next 12-18 months
- Potential to evaluate SER-155 in additional patient populations at high risk of serious bacterial infections (e.g., autologous HSCT, CAR-T, blood cancers, solid organ transplant)

### Expansive potential

- SER-147 designed to prevent infections in chronic liver disease; anticipate IND readiness in H2 '25
- Current focus of preventing life-threatening infections
- Potential to treat immune-related diseases (including IBD)

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Validated platform: Seres pioneered the development and FDA approval of VOWST as the first-ever oral live microbiome therapeutic DRAMATIC CLINICAL BENEFIT – Preventing infection recurrence Approximately 88% FDA approved (April 2023) sustained clinical response rate to prevent the recurrence of (C. diff. recurrence, at up to 8 weeks) C. difficile infection in adults Seres Therapeutics, Inc. © 2024 Sources: Feuerstadt P et al. N Engl J Med. 2022;386(3):220-229. 6

VOWST asset sale a transformational transaction for Seres KEY FINANCIAL TERMS $100M upfront payment to Seres, less ~$20M in net obligations due to an affiliate of SPN* • VOWST asset purchase agreement $15M equity investment by SPN at closing provides infusion of capital and $60M prepaid sales-based milestone at closing supports pipeline development $75M in deferred payments due in 2025 (less ~$1.5M in employment-related payments) • Asset sale expected to extend operational runway into Q4 2025 $275M in potential future sales-based milestone payments (subject to reductions for interest on prepaid • Will retire debt and other obligations milestone payment) Shareholder meeting scheduled September 26; transaction expected to close shortly thereafter subject to customary closing conditions *SPN: Société des Produits Nestlé S.A. Seres Therapeutics, Inc. © 2024 7

Potential to treat a range of vulnerable patient populations Potential to prevent bacterial infections and Target population characteristics immune-related disease Prevent life-threatening infections (current focus) GI microbiome Immune • Blood cancers (including HSCT, CAR-T) functional suppression disruption • Solid organ transplant • ICU & long-term care patients • Chronic liver disease Antibiotic Neutropenia use Treat immune-related diseases • Inflammatory bowel disease Time in Lost epithelial or • Graft vs. host disease (GvHD) hospital/care mucosal barrier settings integrity • Checkpoint colitis • Radiation enteritis HSCT: hematopoietic stem cell transplant; CAR-T: chimeric antigen receptor T-cell therapy Seres Therapeutics, Inc. © 2024 8

GI microbiome functional disruption leads to disease susceptibility GI Microbiome: Healthy Functionally disrupted IMPACTED BIOLOGY • Pathogen domination • Lost barrier & mucosal integrity • Unfavorable immune responses Commensal microbes Pathogenic microbes Seres Therapeutics, Inc. © 2024 9

Seres’ biotherapeutics designed to restore functionality and health Bacteria engraft and restructure GI microbiome, restoring critical biology Formulated for oral administration Cultivated in Pathogen inhibition Seres labs from master cell banks Bacteria selected based on desired functional Barrier integrity properties Immune function Seres Therapeutics, Inc. © 2024 10

Seres’ biotherapeutics and pipeline candidates have well tolerated safety profile, reducing development risk ✓Based on GI bacteria naturally found in healthy humans, and not associated with disease ✓VOWST product profile includes well tolerated safety without drug-related serious adverse events ✓Well tolerated safety profile in multiple clinical trials and patient populations, including medically vulnerable allo-HSCT recipients Safety profile has potential to mitigate a primary cause of drug development failure Sources: Nanayakkara et al, CA Cancer J Clin 2021; Penack et al, Blood Adv 2020; Seres Therapeutics, Inc. © 2024 11 Zheng et al, Infect Dis Ther 2021

# Near-term focus on SER-155 and SER-147 with potential to address expansive therapeutic opportunities

VOWST™ provides clinical validation

- *Reduces risk of recurrent C. diff infections*
- *Well tolerated safety profile*

| Program | Lead Indication & Development Stage | Therapeutic Objectives | Potential Additional Indications |
|---|---|---|---|
| **SER-155** | Allogeneic HSCT: Phase 1b Cohort 2 (placebo controlled) data announced Sept. '24 | Reduce incidence of serious bacterial infections (e.g., BSIs), febrile neutropenia, and GvHD | • Autologous HSCT<br>• CAR-T<br>• Blood cancers<br>• Solid organ transplant |
| **SER-147** | Chronic liver disease: Anticipate IND ready in H2 '25 | Reduce incidence of serious bacterial infections (e.g., SBP, BSIs) and related complications | • ICU patients<br>• Long-term care patients |

- **Immediate therapeutic focus: prevent life-threatening infections**
- **Future: potential to treat immune-related diseases**

BSI: bloodstream infection; SBP: spontaneous bacterial peritonitis

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# SER-155 is designed to reduce life-threatening complications of allo-HSCT

**SER-155**

- **Investigational live oral biotherapeutic cultivated from clonal master cell banks**
- **Designed to prevent GI-derived bacterial bloodstream infections (BSIs) and other pathogen-associated complications**

## Allo-HSCT treatment regimen and SER-155



Chemotherapy
Anti-infectives
1st SER-155 dosing
Allo-HSCT infusion
Increased risk of infection, GvHD
Additional SER-155 dosing
-14
0
+100 Days
Conditioning
Immunosuppression
Extensive GI microbiome disruption

- **Only ~60% survival** 3 years post-transplant
- **~10% transplant mortality** in first 100 days post-transplant
- **~80% of adult deaths in first 100 days caused by complications** of procedure; half of these due to infections and GvHD
- Complications have substantial impact: mortality, cost, hospital stay

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Sources: CIBMTR 2023 US summary slides; Penack et al, *Blood Adv* 2020; Khan et al, *Blood* 2021; Peled et al, *NEJM* 2020; Stein-Thoeringer et al, *Science* 2019; Bleakley & Riddell, *Nat Rev Cancer* 2004

SERES THERAPEUTICS

SER-155 Phase 1b study evaluated safety, pharmacology, and efficacy in adult allo-HSCT recipients COHORT 1 COHORT 2 Open-label (n=15 enrolled) Placebo-controlled 1:1 (n=45 enrolled) SER-155 SER-155 Placebo results reported May 2023 results announced Sept. 2024 Primary Endpoints: Key Secondary Endpoints through HSCT Day 100: • Safety and tolerability • Incidence of bloodstream infections (BSI), GI infections, and acute GvHD ≥ Grade 2 • SER-155 bacterial strain engraftment • Incidence and duration of febrile neutropenia • Bacterial pathogen abundance Received US FDA Fast Track Designation in December 2023; Intend to pursue Breakthrough Therapy designation Seres Therapeutics, Inc. © 2024 14

Patient Safety: Cohort 2 SER-155 was generally well tolerated with no treatment-related SAEs • All but one subject in the placebo arm experienced at least 1 TEAE • Most common for SER-155 treated subjects (≥50% and with Δ ≥5% greater than placebo): Treatment-emergent diarrhea (86% vs. 74% placebo), nausea (62% vs. 53% placebo) adverse events • 1/40 (3%) subject experienced a TEAE leading to treatment discontinuation (active = 0; placebo = 1) (TEAEs) • 3/40 (8%) subjects experienced a TEAE leading to study discontinuation (active = 1; placebo = 2) • 19/40 (48%) subjects experienced an SAE: 11/21 (52%) SER-155-treated subjects vs. 8/19 (42%) placebo-treated subjects; none considered related to SER-155 (no SUSARs) Serious adverse events o Most common SAE SOC: infections & infestations (24% active vs. 37% placebo) (SAEs) o 3 deaths prior to Day 100 (active = 1; placebo = 2), 1 death after Day 100 (active), none considered related to SER-155 Adverse events of • AESIs (bloodstream infections, GI infection, invasive infection): 14/40 (35%) subjects special interest • Rates of AESIs were lower in SER-155 arm vs placebo arm (29% vs 42% respectively) (AESIs) • No SER-155 species were identified in culture from any subject Seres Therapeutics, Inc. © 2024 15

# Efficacy: SER-155 administration favorable with significant* reduction in both bacterial BSIs and systemic antibiotic exposure; lower febrile neutropenia

**Secondary Efficacy**

| | |
|---|---|
| Bloodstream infections | **Significant decrease** in bacterial bloodstream infections in SER-155-treated subjects vs. placebo |
| Febrile neutropenia | **Numerically lower incidence rate** of febrile neutropenia in SER-155-treated subjects vs. placebo |
| GI infections | **All GI infections were CDI****; 4 subjects in SER-155-treated (20%) and 2 subjects in placebo (14.3%) developed GI infections from HSCT Day 0-100 |
| Acute GvHD | **No subjects in either arm** developed ≥ Grade 3 acute GvHD; 2 subjects in each arm developed Grade 2 acute GvHD |

**Exploratory Efficacy**

| | |
|---|---|
| Antibacterial / antimycotic exposure | **Significantly lower** mean cumulative exposure (days) to systemic antibacterials / antimycotics for SER-155-treated subjects vs. placebo<br>**Significantly lower** cumulative exposure rate to systemic antibacterials / antimycotics for SER-155-treated subjects vs. placebo |

* no multiplicity adjustments were applied
** CDI: *C. difficile* infection

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Bloodstream infections from HSCT Day 0 to Day 100: Lower incidence in SER-155 treated subjects vs. placebo Bloodstream infections from Day 0 SER-155 Placebo to Day 100 n=20 n=14 (# patients) n (%) n (%) Subjects with confirmed BSI 2 (10.0%) 6 (42.9%) 95% confidence interval (1.2, 31.7) (17.7, 71.1) mITT-1 population Odds ratio 0.15 95% confidence interval (0.01, 1.13) p-value 0.0423 Organisms in SER-155 patients: Finegoldia magna; E. coli/Strep mitis Organisms in placebo patients: E.coli; Enterococcus faecium/staph haemolyticus/Candida krusei; Staph aureus; Staph haemolyticus; Pseudomonas aeruginosa; E coli • CI: 95% 2-sided Clopper-Pearson confidence interval of incidence is applied Seres Therapeutics, Inc. © 2024 17 • Odds ratio: for incidence between treatment groups (SER-155 and placebo) with 95% 2-sided confidence interval and the corresponding p-value calculated based on the Fisher’s Exact test

Cumulative exposure to systemic antibacterials / antimycotics through HSCT Day 100: Lower incidence in SER-155 treated subjects vs. placebo Cumulative Antibacterial or SER-155 Placebo Antimycotic Exposure n=20 n=14 (HSCT Days) n (%) n (%) Mean (SD) 9.2 (5.44) 21.1 (20.31) Median 9.0 14.0 Min, Max 0, 19 0, 74 mITT-1 population Mean Difference (95% CI) -11.9 (-23.85, -0.04) p-value 0.0494 • Cumulative exposure is the sum of all days a subject received systemic antibacterials and/or antimycotics between HSCT Day 0 through Day 100; counting once per day regardless of number of agents taken Seres Therapeutics, Inc. © 2024 18 • 95% confidence interval and p-value based on independent samples t-test of the difference in mean days between SER- 155 and placebo

# Cumulative exposure rate to systemic antibacterials / antimycotics through HSCT Day 100:
# Lower incidence in SER-155 treated subjects vs. placebo

| Cumulative Antibacterial or Antimycotic Exposure Rate (% of days) | SER-155 n=20 n (%) | Placebo n=14 n (%) |
|---|---|---|
| Mean (SD) | 0.090 (0.0530) | 0.305 (0.2898) |
| Median | 0.089 | 0.244 |
| Min, Max | 0.00, 0.18 | 0.00, 0.90 |

| | |
|---|---|
| Mean Difference (95% CI) | **-0.2 (-0.38, -0.05)** |
| p-value | **0.0163** |

mITT-1 population

- Cumulative exposure rate is calculated as the sum of all days a subject received systemic antibacterials and/or antimycotics on or after HSCT Day 0 (counting once per day, regardless of number of antibacterial/antimycotic medications taken in a day) through HSCT Day 100 over the total number of days a subject was on the study from HSCT Day 0 to the earliest of EOS, or HSCT Day 100
- 95% confidence interval and p-value are based on independent samples t-test of the difference in mean days or mean rate of cumulative exposure between SER-155 and Placebo

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SER-155 Strain Engraftment: Primary objective achieved - drug bacteria strain engraftment was robust and as expected • The majority of SER-155 strains were present at start of HSCT conditioning and durable through chemotherapy exposure • Engraftment decreased but was detectable post- neutrophil recovery, suggesting sustained engraftment, even under unfavorable GI conditions (e.g., antibiotic exposure), and through period of greatest BSI susceptibility • The second course of SER-155 was effective at increasing strain engraftment following transplant & neutrophil recovery, with engraftment durable out to day 100 following transplant • Cohort 1 and Cohort 2 engraftment magnitude and kinetics had high congruence Seres Therapeutics, Inc. © 2024 20

# Pathogen Domination: Prevalence in SER-155 Cohort 2 was substantially lower relative to Historical Control Cohort



SER-155
1st Course
HSCT Day 0
Post Neutrophil
Recovery
Subjects with Domination (%)
30
20
10
0
N = 108
18
107
18
108
14
SER-155 Cohort 2
MSKCC Historical Control Cohort3

- SER-155 was designed to reduce pathogen domination that has been associated with risk of BSIs and other negative clinical outcomes[1]
- In Cohort 2, the ability to detect pathogen domination[2] (i.e., relative abundance in the GI ≥30%) in the placebo arm, and differences between the study arms, was constrained due to the limited number of placebo stool samples and an imbalance in the number of available stool samples between the arms
- Observed pathogen domination events were low in the placebo and SER-155 arms with no significant differences observed
- Pathogen domination was substantially lower in SER-155 Cohort 2 compared to Historical Control Cohort[3]

1 - Peled et al, NEJM 2020; Stein-Thoeringer et al, Science 2019; Kusakabe et al, BBMT 2020
2 - Bacteria in the families: ESKAPE (Enterococcaceae, Enterobacteriaceae & Staphylococcaceae) & Streptococcaceae; domination defined as ≥30% relative abundance in the GI
3 - Subjects that are sampled at similar time points as SER-155 Phase 1b subjects; microbiome data produced using same protocols as SER-155 Phase 1b subjects

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# Viral prophylaxis provides precedent in medically vulnerable patients

Prevymis - increasingly used for viral infection prophylaxis (e.g., allo-HSCT and solid organ transplant populations)

PREVYMIS® (letermovir) 240 mg, 480 mg tablets Injection 20 mg/mL

**$605M '23 WW sales**

- Reduces CMV infection in allo-HSCT recipients
- Lowers mortality rate

- Overall cost of allo-HSCT is high (~$400K US year 1 allo-HSCT costs)
- Transplant-related complications (e.g., infections) raise cost by ~$180K
- Infections result in longer hospital stays, readmissions, increased ICU utilization

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Sources: CMS.gov; Broder et al, *Am Drug Health Benefits* 2017; Perales et al, *Biol Blood Marrow Transplant* 2017; Merck SEC filings

SERES THERAPEUTICS™

SER-155 allo-HSCT commercial opportunity is meaningful Serious bacterial infections are frequent, creating a strong medical ✓ rationale for prophylaxis to prevent infections and complications ~40K transplants per year worldwide ✓ Very high overall cost of allo-HSCT and related cost of ✓ complications supports financial rationale to treat Well-defined treatment centers could rapidly adopt as a new ✓ standard of care Sources: CIBMTR; HRSA; Passweg et al, BMT 2021; IQVIA; Broder et al, Am Drug Health Benefits Seres Therapeutics, Inc. © 2024 23 2017; Perales et al, Biol Blood Marrow Transplant 2017

Accelerating SER-155 clinical development with positive Ph1b outcomes Aim to accelerate SER-155 development in allo-HSCT • Potential to follow successful precedent from VOWST development Potential global SER-155 Engage with FDA on advancement of SER-155 allo- development and HSCT program commercialization in • Seek Breakthrough Therapy designation broad range of • Pursue additional designations (Orphan Drug, Qualified Infectious Disease Product) indications in medically vulnerable populations Evaluate SER-155 in additional patient populations with high risk of serious bacterial infections Seres Therapeutics, Inc. © 2024 24

# Anticipated SER-155 expansion in biologically adjacent populations

| Population | Transplants / diagnoses per year (US + EU) |
|---|---|
| Autologous HSCT | ~30K |
| Blood cancers with high neutropenia rates<br>(acute myeloid leukemia, multiple myeloma,<br>B cell non-Hodgkin's lymphomas) | ~190K |
| Solid organ transplant<br>(liver, kidney) | ~65K |

**Potential to initiate multiple clinical studies within the next 12-18 months**

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Sources: CIBMTR; Passweg et al, *BMT* 2021; US Organ Procurement & Transplantation Network; International Registry in Organ Donation and Transplantation; US National Cancer Institute SEER Program; American Cancer Society; European Cancer Information System

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# SER-147 in development to prevent infections in chronic liver disease patients

## Substantial unmet need

0.5M  2.1M 

~50% experience bacterial infections in a 6 month period

~20-25% of infections are spontaneous bacterial peritonitis and bloodstream infections likely to be gut-seeded

## Promising preclinical data

**SER-147 is an investigational live oral biotherapeutic designed to reduce pathogens causing gut-seeded SBP and BSIs in liver disease patients**

Example: 1-3 log reduction of *E. coli* in *in vivo* models, plus reduction of other pathogens

**Declining *E. coli* titers**


CR-E. coli CFU/mL
+ E. coli
Antibiotic Conditioning
SER-147 Dosing
LOD
3
4
5
6
8
9
10
11
14
16
18
20
21
Passage
No Treatment
SER-147 Treatment

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Sources: GBD 2017 Cirrhosis Collaborators, *Lancet Gastroenterology & Hepatology* 2020; United Nations world population data; Trebicka et al, *J Hepatol* 2020; Seres preclinical data from 2023 IDWeek

SERES THERAPEUTICS™

End-to-end capabilities & expertise for discovery and development of bacterial live biotherapeutics GI microbiome biomarker & drug Clinical translation target identification & patient subpopulation insights Proven discovery, Lead candidate design, Proprietary know-how on clinical screening, optimization, & drug pharmacology, and trial design and execution pharmacology clinical capabilities Novel biotherapeutic GMP Regulatory expertise pioneering a manufacturing & quality novel biotherapeutic class Seres Therapeutics, Inc. © 2024 27

Manufacturing platform delivers defined consortia in oral formulation using cost-effective production Strain isolation and characterization pipeline to rapidly identify cGMP- suitable medium components Highly intensive strain bioprocessing leveraging flexible, single-use manufacturing technology for cost-effective production Novel formulations enabling consistent drug product composition, drug stability for distribution, and targeted drug delivery Quality systems to ensure product quality and stability, extending prior regulatory successes, including developing product release specifications with the FDA Seres Therapeutics, Inc. © 2024 28

Maximizing opportunity going forward Prevent life-threatening infections in additional populations Additional Treat immune-related diseases (e.g., IBD, GvHD, checkpoint Opportunities colitis, radiation enteritis) Chronic liver disease: Anticipate IND ready in H2 '25 SER-147 Indication expansion (e.g., ICU and long-term care patients, organ transplant) Allo-HSCT: Engage with FDA to seek Breakthrough Therapy designation & accelerate program SER-155 Evaluate in additional populations with high risk of serious bacterial infections (e.g., autologous HSCT, CAR-T, blood cancers) rCDI: Proven clinical and regulatory success; asset sale to Nestlé; Seres to participate in future milestones VOWST Seres Therapeutics, Inc. © 2024 29

# Summary and path forward

| | |
|---|---|
| **Developing a pipeline of novel live biotherapeutics in areas of high unmet need** | • Successful VOWST development validates using live biotherapeutics to prevent life-threatening infections<br>• SER-155 Phase 1b placebo-controlled clinical efficacy data further support Seres' strategy<br>• Pipeline aims to bring transformative medicines to a wider set of patients, led by SER-155 with SER-147 anticipated to be IND ready in H2 '25 |
| **SER-155 Phase 1b placebo-controlled clinical results promising** | • SER-155 demonstrated generally well tolerated safety profile and confirmed drug bacteria strain engraftment<br>• SER-155 administration associated with significant reduction in both bacterial bloodstream infections and systemic antibiotic exposure, as well as lower incidence of febrile neutropenia, as compared to placebo through day 100 post HSCT |
| **VOWST asset sale strengthens financial position** | • VOWST asset sale expected to close shortly after September 26 shareholder meeting, with $175M due at closing less an ~$20M settlement of net obligations, and $75M (less ~$1.5M in employment-related payments) in installment payments due in 2025 + $275M potential future milestones<br>• $71.2M in cash at end Q2 2024; asset sale expected to extend cash runway into Q4 2025<br>• 151.5M shares of MCRB outstanding as of May 6, 2024; additional ~14M issued at closing |

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